SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 12, 2008

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

                         One Independent Drive, Suite 114                                                                                                           32202
                                     Jacksonville, Florida
                       (Address of principal executive offices)                                                                                                 (Zip Code)

Registrant’s telephone number including area code:           (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On February 5, 2008, the board of directors of Regency Centers Corporation approved the Corporation’s Restated Articles of Incorporation, which became effective upon filing with the Florida Department of State on February 12, 2008. The Restated Articles of Incorporation were adopted by the board of directors to incorporate previously filed amendments as part of a single restated document. Shareholder approval was not required for restatement of the Articles.

Item 9.01	Financial Statements and Exhibits

D.	Exhibits:

3.1	Restated Articles of Incorporation of Regency Centers Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)
Date: February 18, 2008	By: /s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President
Finance and Principal Accounting Officer

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